CERTIFICATE OF DESIGNATION
                                       OF
                RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS
                                       OF
                 SERIES C CONVERTIBLE REDEEMABLE PREFERRED STOCK
                                       OF
                              TAG-IT PACIFIC, INC.

                       (Pursuant to Section 151(g) of the
                General Corporation Law of the State of Delaware)

     The undersigned, Colin Dyne and Jonathan Markiles, hereby certify that:

     FIRST: They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of TAG-IT PACIFIC, INC., a Delaware corporation (the "CORPORATION").

     SECOND: That the Certificate of Incorporation of the Corporation, as amended by the Certificate of Amendment, dated as of July 7, 1999, authorizes 3,000,000 shares of preferred stock, $0.001 par value per share ("PREFERRED STOCK"), of which 250,000 shares have been designated as Series A Preferred Stock and 850,000 shares have been designated as Series B Preferred Stock.

     THIRD: The following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting duly held on September 20, 2001, which constituted all requisite action on the part of the Corporation for adoption of such resolutions.

                                   RESOLUTIONS

     WHEREAS, the Board of Directors of the Corporation is authorized to provide for the issuance of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof; and

     WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to designate a new series of Preferred Stock, set the number of shares constituting such series and fix the rights, preferences, privileges and restrictions of such series;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby designates a new series of Preferred Stock and the number of shares constituting such series and fixes the rights, preferences, privileges and restrictions relating to such shares as follows:

     RIGHTS, PREFERENCES AND RESTRICTIONS OF SERIES C CONVERTIBLE REDEEMABLE PREFERRED STOCK. The rights, preferences, privileges and restrictions granted to and imposed on the third series of Preferred Stock, which shall be designated "Series C Convertible Redeemable Preferred Stock" and which shall consist of 759,494 shares, are as set forth below (the "SERIES C PREFERRED STOCK").

     1. DIVIDEND PROVISIONS. (a) Subject to the rights of any series of Preferred Stock which may hereafter come into existence in accordance with
Section 7, the holders of shares of Series C Preferred Stock shall be entitled to receive cumulative dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in the Common Stock of the Corporation (the "COMMON STOCK") or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock of this Corporation and all other shares of stock of the Corporation which by their terms rank junior to the Series C Preferred Stock as to dividends, at the rate of six percent (6%) per annum (the "DIVIDEND RATE") (or such rate as then applicable pursuant to Section 5(e) below) compounded annually by increasing the Stated Value Per Share by the addition thereto of all accumulated dividends (each an "ADJUSTMENT") on June 30 of each year for the annual period ending on such date. "STATED VALUE PER SHARE" shall mean $3.95 per share as adjusted from time to time by accumulated dividends or otherwise contemplated herein.

     (b) Dividends on the Series C Preferred Stock shall be cumulative and shall accrue daily, whether or not funds are legally available therefor and whether or not declared by the Board of Directors from the first date on which the shares of Series C Preferred Stock are issued (the "ORIGINAL ISSUE DATE") and shall be payable if and when declared by the Corporation. The amount of dividends payable per share of Series C Preferred Stock for each annual dividend period shall be computed by multiplying the then applicable Stated Value Per Share by the Dividend Rate. The amount of dividends payable for any period which is shorter or longer than a full annual dividend period shall be computed on the basis of a 360 day year consisting of twelve 30 day months. Holders of shares of Series C Preferred Stock shall not be entitled to receive any dividends, whether payable in cash or otherwise, which are in excess of the cumulative dividends provided for herein.

     2. LIQUIDATION, DISSOLUTION OR WINDING UP.

     (a) PREFERENCE OF SERIES C PREFERRED STOCK. In the event of any Liquidation Event (in which case the Company shall give the holder(s) of the Series C Preferred Stock ten (10) days prior written notice of the occurrence of the Liquidation Event), whether voluntary or involuntary, subject to the rights of series of Preferred Stock that may hereafter come into existence, holders of each share of Series C Preferred Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock, whether such assets are capital, surplus or earnings, an amount equal to (i) the then applicable Stated Value Per Share for each outstanding share (as adjusted for any stock dividends, combinations or splits following the effectiveness of this Certificate of Designation with respect to the Series C Preferred Stock), plus (ii) any accrued but unpaid dividends, whether or not declared, with respect to which no Adjustment has been made (collectively, the "SERIES C LIQUIDATION AMOUNT"), before any sums shall be paid or any assets distributed among the holders of shares of Common Stock, the Series A Preferred Stock, the Series B Preferred Stock or shares by their terms ranking junior on liquidation to the Series C Preferred Stock. If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series C Preferred Stock of the amount thus distributable, then, subject to the liquidation preferences of any series of Preferred Stock ranking equal or superior to the Series C Preferred


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Stock upon liquidation, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series C Preferred Stock, and all other series of Preferred Stock ranking equal to the Series C Preferred Stock, based on the aggregate liquidation preferences of such series. After such payment shall have been made in full to the holders of the Series C Preferred Stock, and all other series of Preferred Stock ranking equal to the Series C Preferred Stock or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series C Preferred Stock, and all other series of Preferred Stock ranking equal to the Series C Preferred Stock so as to be available for such payment, subject to the rights of the Series B Preferred Stock and any other series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed ratably among the holders of Common Stock.

     (b) DISTRIBUTIONS OTHER THAN CASH. Whenever the distribution provided for herein shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as mutually determined in good faith by the Board of Directors of the Corporation and the holders of a majority of the Series C Preferred Stock; PROVIDED, however, in the event the Board of Directors and the holders of the Series C Preferred Stock can not agree on the fair market value of the property to be distributed, the fair market value of such property shall be determined by a mutually agreed upon third party.

     (c) DEFINITION OF A LIQUIDATION EVENT. Each of the following shall be deemed a "LIQUIDATION EVENT" for purposes of this Section 2: (i) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; (ii) a sale, consolidation, merger, share exchange or other transaction of the Corporation (other than in a transaction in which the holders of the outstanding voting securities of the Corporation immediately prior to such consolidation or merger hold, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such sale, consolidation, merger, share exchange or other transaction); and (iii) the sale, transfer or other disposition (other than in a merger share exchange or consolidation), in one transaction or a series of related transactions of all or substantially all of the Corporation's assets.

     3. NO REISSUANCE OF THE PREFERRED STOCK. No share or shares of the Series C Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be reissued. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series C Preferred Stock accordingly.

     4. CONVERSION. The holders of Series C Preferred Stock shall have conversion rights as follows (the "CONVERSION RIGHTS"):

     (a) RIGHT TO CONVERT. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the earlier of (i) September 20, 2002 and (ii) a Liquidation Event, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) the Series C Liquidation Amount by (y) the conversion price applicable to such share, determined as hereafter provided (the "SERIES C CONVERSION Price"), in effect on the date of conversion. The initial Series C Conversion Price per share shall be $4.94;

PROVIDED, HOWEVER that the Series C Conversion Price shall be subject to adjustment as set forth in subsection 4(d).

     (b) AUTOMATIC CONVERSION. Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the Series C Conversion Price in effect at the time immediately upon the vote or written consent of holders of a majority of the then-outstanding shares of Series C Preferred Stock, provided such vote or written consent occurs during a period in which the Series C Preferred Stock would be convertible under Section 4(a) above.

     (c) MECHANICS OF CONVERSION. Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to subsection 4(a), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series C Preferred Stock, and give written notice to this Corporation at its principal corporate office of such holder's election to convert the same, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, or to the nominee or nominees of such holders, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with all unpaid dividends accruing on the Series C Preferred Stock from the date of issuance through the date of conversion, payable as provided in Section 1 hereof, whether or not declared. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. In the event of an automatic conversion pursuant to subsection 4(b), the outstanding shares of Series C Preferred Stock shall be converted automatically without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, provided that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series C Preferred Stock are delivered to the Corporation or its transfer agent.

     (d) CONVERSION PRICE ADJUSTMENTS OF PREFERRED STOCK. The Series C Conversion Price shall be subject to adjustment from time to time as follows:

     (i) ADJUSTMENT FOR SPLITS AND DIVIDENDS. In the event the Corporation should at any time or from time to time following the effectiveness of this Certificate of Designation fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or exercisable for, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of

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such dividend distribution, split or subdivision if no record date is fixed), the Series C Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

     (ii) ADJUSTMENT FOR COMBINATIONS. If the number of shares of Common Stock outstanding at any time following the effectiveness of this Certificate of Designation is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series C Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of the Series C Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

     (e) OTHER DISTRIBUTIONS. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets or options or rights to purchase securities (other than pursuant to that certain Rights Agreement dated as of November 4, 1998, by and between Tag-It Pacific, Inc. and American Stock Transfer and Trust Company), then, in each such case, the holders of Series C Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series C Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

     (f) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4), provision shall be made so that the holders of Series C Preferred Stock shall thereafter be entitled to receive upon conversion of such Series C Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series C Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Series C Conversion Price then in effect and the number of shares purchasable upon conversion of Series C Preferred Stock) shall be applicable after that event as nearly equivalent as is practicable.

     (g) DEFERRAL IN CERTAIN CIRCUMSTANCES. In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event issuing to the holder of any share of Series C Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustments; PROVIDED, HOWEVER, that the Corporation shall promptly deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares.

     (h) NO IMPAIRMENT. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series C Preferred Stock against impairment.

(i)     NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

     (i) No fractional shares shall be issued upon the conversion of any share or shares of Series C Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

     (ii) Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series C Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series C Preferred Stock.

     (iii) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series C Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Corporation's Certificate of Incorporation, as then in effect.

     (iv) NOTICES. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States registered or certified mail, postage prepaid, return receipt requested and addressed to each holder of record at his address appearing on the books of this Corporation.

     5. REDEMPTION.

     (a) MANDATORY REDEMPTION. At any time following September 20, 2005, upon receipt by the Corporation from the holders of sixty six and 2/3 percent (66-2/3%) of the then outstanding shares of Series C Preferred Stock of their written notice of redemption (a "SHAREHOLDER REDEMPTION NOTICE") hereunder, this Corporation shall redeem (a "MANDATORY REDEMPTION"), from any source of funds legally available therefor, all of the outstanding shares of Series C Preferred Stock on the Redemption Date (as hereinbelow defined) ("MANDATORY REDEMPTION OBLIGATION"). The Corporation shall effect a Mandatory Redemption by, at the Corporation's election, either (i) paying in cash in exchange for each share of Series C Preferred Stock a sum (the "REDEMPTION PRICE") equal to the Series C Liquidation Amount for such share (the "REDEMPTION VALUE") or (ii) issuing to each record holder of the Series C Preferred Stock in exchange for all shares of Series C Stock held by such record holder, (x) the number, rounded down to the nearest whole number, of fully paid and non-assessable shares of Common Stock determined by dividing the aggregate Redemption Value of all shares of Series C Preferred Stock held by such record holder by eighty-five percent (85%) of the Market Price as of the Redemption Date, and (y) in cash or by check an amount (at one-hundred fifteen percent (115%) of the Common Stock's Market Price as of the date of the Shareholder Redemption Notice) equal to the value of any fractional share of Common Stock otherwise issuable to such record holder of Series C Preferred Stock. The Corporation shall give each holder notice of its intention to redeem the Series C Preferred Stock in cash or Common Stock within 20 days of the Shareholder Redemption Notice. Notwithstanding any of the foregoing, in the event that the Market Price as of the Redemption Date is less than $2.75 per share (subject to adjustment for any stock dividends, combinations or splits with respect to such shares), then the Corporation must redeem the Series C Preferred Stock using cash and shall not have the right to redeem the Series C Preferred Stock by issuing Common Stock. The "MARKET PRICE" as of the Redemption Date shall mean (i) if traded on the American Stock Exchange or any other national exchange, the average closing price (weighted by daily trading volume) of the Common Stock for the 10 trading days ending on the trading day immediately preceding the Redemption Date; (ii) if traded over the counter, the average of the closing bid and asked quotations (weighted by daily trading volume) averaged over the 10 trading days ending on the trading day immediately preceding the Redemption Date; or (iii) if there is no public market for the Common Stock, the value thereof as agreed upon in good faith by the Corporation and the holder of the Series C Preferred Stock, PROVIDED that if the Corporation and the holder of the Series C Preferred Stock cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses jointly selected in good faith by the Corporation and such holder. The determination of such independent valuation firm shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such firm. "REDEMPTION Date" shall be the date set by the Corporation which shall be (i) if the redemption is a Mandatory Redemption, and the Redemption Price is to be paid solely in cash, not later than one year subsequent to the date of the Shareholder Redemption Notice, (ii) if the redemption is a Mandatory Redemption and the Redemption Price is to be paid in Common Stock, not later than 30 days subsequent to the Shareholder Redemption Notice, and (iii) if the redemption is a Voluntary Redemption (as defined below), such date, not later than 30 days subsequent to the date of the Corporation

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Redemption Notice. The term "TRADING DAYS" shall mean each day on which shares of the Corporation's Common Stock is traded on a national exchange or over the counter, as the case may be.

     (b) VOLUNTARY REDEMPTION. At any time, the Corporation shall have the right, upon written notice (a "CORPORATION REDEMPTION NOTICE") to redeem (a "VOLUNTARY REDEMPTION"), from any source of funds legally available therefor, all, but not less than all, of the outstanding shares of Series C Preferred Stock. The Corporation shall effect a Voluntary Redemption by paying the Redemption Value in cash in exchange for each share of Series C Preferred Stock. The Corporation's exercise of its redemption rights under this Section 5 shall be subject to the conversion rights under Section 4, to the extent then available, of each holder of Series C Preferred Stock, who may exercise those rights at any time prior to the Redemption Date.

     (c) MECHANICS. At least 15 days but no more than 365 days prior to the Redemption Date, the Corporation shall mail a written notice (the "REDEMPTION NOTICE") via first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series C Preferred Stock, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Value, and the place at which the certificate or certificates representing the shares are to be surrendered and payment may be obtained. On or after the Redemption Date, each holder of the Series C Preferred Stock shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice and thereupon the Redemption Value of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled.

     (d) RIGHTS FOLLOWING REDEMPTION DATE. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Value, all rights of the holders of shares of Series C Preferred Stock (except the right to receive the Redemption Value, without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

     (e) RIGHTS UPON FAILURE TO REDEEM. If and so long as the Corporation shall have failed to fully redeem the Series C Preferred Stock on or prior to the Redemption Date, (i) dividends on each share of Series C Preferred Stock that remains outstanding shall continue to accrue in accordance with Section 1 and be added to the Redemption Value of such share at the rate of twelve percent (12.00%) per annum (the "DEFAULT RATE") of the Stated Value Per Share in lieu of accruals at the Dividend Rate until such share of Series C Preferred Stock is redeemed, and (ii) the Corporation shall not declare or pay any dividend or make any distribution on, nor may it redeem, repurchase or otherwise acquire or discharge any redemption, sinking fund or other similar obligation in respect of any of, its securities. If the Corporation has elected or is required to pay the Redemption Value in cash, and the funds of the Corporation legally available for redemption of shares of the Series C Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of the Series C Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of the Series C Preferred Stock. The shares of Series C Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of the Series C Preferred Stock such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on the Redemption Date, but which it has not redeemed.

     6. ORDINARY VOTING. Except as otherwise required by law or this Certificate of Designation, holders of Series C Preferred Stock shall be entitled to vote with holders of Common Stock, as a single class, on each matter submitted to a vote of the Corporation's stockholders. Each share of Series C Preferred Stock shall have a number of votes equal to the number of votes possessed by the number of shares of Common Stock into which the share of Series C Preferred Stock is convertible (without regard to the time restrictions as to conversion set forth in Section 4) as of the record date for determining the stockholders entitled to vote on the matter. Any fractional voting rights that result (after aggregating, in the case of each holder of Series C Preferred Stock, all shares of Common Stock into which all of a record holders' shares of Series C Preferred Stock could be converted) shall be rounded upwards or downwards to the nearest whole number (with one-half being rounded upwards).

     7. PROTECTIVE PROVISIONS OF SERIES C PREFERRED STOCK. So long as at least 387,342 shares of Series C Preferred Stock (as adjusted for stock splits, combinations or similar events) are outstanding, this Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the outstanding shares of Series C Preferred Stock take any action that:

     (a) amends, modifies or repeals (whether by merger, consolidation, recapitalization or otherwise) any provision of the Corporation's Certificate of Incorporation or Bylaws or this Certificate of Designation in any manner which would alter or change any of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred Stock or that otherwise detracts from the rights, powers and preferences and restrictions provided for the benefit of the Series C Preferred Stock;

     (b) increases or decreases (A) the authorized number of or (B) par value per share of, the shares of any Preferred Stock now or hereinafter existing;

     (c) authorizes, creates (by reclassification or otherwise) or issues any new class or series of capital stock or preferred stock (or any obligation or security convertible or exchangeable into or evidencing the right to purchase shares of any class or series of capital stock or preferred stock) ranking senior to the Series C Preferred Stock in any respect;

     (d) approves, declares or authorizes or in any way results in the repurchase or redemption of, or the payment of dividends or the making of any distributions on, any stock or similar equity security of the Corporation or any security convertible or exchangeable, with or without consideration, into or for any stock or similar security, or any security carrying or representing any option, warrant or right to subscribe to or purchase any stock or similar

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security, or any such option, warrant or right of the Corporation (other than on the Series C Preferred Stock, repurchases of the Series B Preferred Stock pursuant to the remedy provisions of that certain agreement between the Corporation and Grupo Industrial Cierres Ideal S.A. de C.V., dated as of March 24, 2000 and repurchases pursuant to the Corporation's employee benefit plans); or

     (e) redeems, purchases or otherwise acquires for value any shares of Series C Preferred, except in accordance with Section 5 hereof.

     Notwithstanding the foregoing, the Corporation shall not take any action that would adversely affect one holder of Series C Preferred Stock, but not all holders of Series C Preferred Stock, without the consent of such adversely affected holder of Series C Preferred Stock.

     8. SEVERABILITY OF PROVISIONS. If any voting powers, preferences and relative, participating, optional and other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in the Certificate is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting power, preferences and relative, participating, optional and other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional or other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect and no voting powers, preferences and relative, participating, optional or other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

     9. GENERAL PROVISIONS.

     (a) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

     (b) The headings of the sections, subsections, clauses and subclauses of this Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

     RESOLVED FURTHER, that the President and Secretary of the Corporation be, and they hereby are, authorized and directed to prepare, execute, verify and file with the Secretary of State of the State of Delaware, a Certificate of Designation in accordance with these resolutions and as required by law.


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


     IN WITNESS WHEREOF, the undersigned declare under penalty of perjury that they have read the foregoing Certificate of Designation and know the contents thereof, and that the statements therein are true and correct of their own knowledge.

        Executed at Los Angeles, California on September 20, 2001.


                                             /S/ COLIN DYNE
                                            -----------------------------------
                                            Colin Dyne, Chief Executive Officer


                                             /S/ JONATHAN MARKILES
                                            -----------------------------------
                                            Jonathan Markiles, Secretary


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